SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS Emerging Markets Equity Fund
The fund’s Board of Directors (Board) has approved changes to the management of the fund proposed by DWS Investment Management Americas, Inc. (DIMA), the fund’s investment advisor, including: (i) the termination of the sub-advisory agreement between DIMA and DWS Investments Hong Kong Limited; (ii) the appointment of DWS International GmbH, an affiliate of DIMA and a direct, wholly-owned subsidiary of DWS Group, as a subadvisor to the fund; and (iii) a sub-advisory agreement between DIMA and DWS International GmbH, with respect to the fund. The changes to the management of the fund, as described further below, will become effective on or about October 1, 2023. DWS International GmbH will begin providing portfolio management services to the fund on or about October 1, 2023.
DIMA, subject to the approval of the fund’s Board, has ultimate responsibility to oversee any subadvisor to the fund and to recommend the hiring, termination and replacement of subadvisors for the fund. The fund and DIMA have received an exemptive order from the Securities and Exchange Commission (SEC) that allows DIMA, subject to the approval of the fund’s Board, to appoint DWS International GmbH as a subadvisor to the fund without obtaining shareholder approval. The fund and DIMA are subject to certain conditions imposed by the SEC order.
Effective on or about October 1, 2023, the summary prospectus is supplemented as follows:
DWS Investments Hong Kong Limited will no longer serve as subadvisor to the fund and all disclosure and references to DWS Investments Hong Kong Limited are hereby deleted.
The following information replaces the existing similar disclosure under the “MANAGEMENT” section of the summary prospectus:
Investment Advisor
DWS Investment Management Americas, Inc.
Subadvisor
DWS International GmbH
Portfolio Manager(s)
Sebastian Kahlfeld, Senior Portfolio Manager Equity. Lead Portfolio Manager of the fund. Began managing the fund in 2023.
Please Retain This Supplement for Future Reference
July 27, 2023
PROSTKR23-71